SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 20, 2010
(Date of Report; Date of Earliest Event Reported)

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)

734-477-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01                      Completion of Acquisition of Disposition of Assets

On July 20, 2010, Borders Group, Inc. (the “Company “) completed the sale of all of the outstanding shares of Paperchase Products Limited (“Paperchase”) to an entity controlled by Primary Capital Limited, a leading U.K.-based private equity firm, in accordance with the agreement dated July 13, 2010.

The terms of the sale are described in the Company’s Form 8-K Report dated July 13, 2010, and such terms are incorporated herein by reference.

ITEM 9.01                      Financial Statements and Exhibits

Exhibits:

2.1 (1)
Agreement for the sale and purchase of the entire issued share capital of Paperchase Products Limited among BGP (UK) Limited, Borders Superstores (UK) Limited Borders Group, Inc. and Newincco 1015 Ltd. dated as of July 13, 2010 (excluding certain schedules and appendices referred to in the agreement, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request).

99.1 (1)	Press release issued by Borders Group, Inc. on July 13, 2010.
99.2	Press release issued by Borders Group, Inc. on July 20, 2010.

(1) Incorporated by reference from the Company’s Current Report on Form 8-K dated July 13, 2010 (File No. 1-13740).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc.
(Registrant)

Dated: July 20, 2010	By: /s/ MARK R. BIERLEY
Mark R. Bierley
Executive Vice President and
Chief Financial Officer, Borders Group, Inc. and Chief Operating Officer, Borders, Inc.
(Principal Financial and
Accounting Officer)